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                                                                    EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

                                                           STATE OR JURISDICTION
                       SUBSIDIARY                             OF INCORPORATION
                       ----------                          ---------------------
Brookdale Living Communities, Inc.                                Delaware
2960 Beverage Corporation                                         Illinois
AH Illinois Owner, LLC                                            Delaware
AH Michigan CGP, Inc.                                             Delaware
AH Michigan Owner, L.P.                                           Delaware
AH Michigan Subordinated, LLC                                     Delaware
AH North Carolina Owner, LLC                                      Delaware
AH Ohio-Columbus Owner, LLC                                       Delaware
AH Pennsylvania CGP, Inc.                                         Delaware
AH Pennsylvania Owner, L.P.                                       Delaware
AH Pennsylvania Subordinated, LLC                                 Delaware
AH Texas CGP, Inc.                                                Delaware
AH Texas Owner L.P.                                               Delaware
AH Texas Subordinated, LLC                                        Delaware
BLC Acquisitions, Inc.                                            Delaware
BLC Adrian-GC, LLC                                                Delaware
BLC AH Investor Acquisition, LLC                                  Delaware
BLC Albuquerque-GC, LLC                                           Delaware
BLC Atrium at San Jose, LLC                                       Delaware
BLC Atrium at San Jose, L.P.                                      Delaware
BLC Barton Stone, LLC                                             Delaware
BLC Belleville-GC, LLC                                            Delaware
BLC The Berkshire of Castleton, LLC                               Delaware
BLC The Berkshire of Castleton, L.P.                              Delaware
BLC Brendenwood, LLC                                              Delaware
BLC Bristol-GC, LLC                                               Delaware
BLC Brookdale Place of San Marcos, LLC                            Delaware
BLC Brookdale Place of San Marcos, L.P.                           Delaware
BLC California, LLC                                               Delaware
BLC California, L.P.                                              Delaware
BLC Chatfield, LLC                                                Delaware
BLC Club Hill, L.P.                                               Delaware
BLC Cypress Village, LLC                                          Delaware
BLC Dayton-GC, LLC                                                Delaware
BLC Devonshire of Hoffman Estates, LLC                            Delaware
BLC Devonshire of Lisle, LLC                                      Delaware
BLC Edina Park Plaza, LLC                                         Delaware
BLC Farmington Hills-GC, LLC                                      Delaware
BLC Finance I, LLC                                                Delaware
BLC Findlay-GC, LLC                                               Delaware
BLC Fort Myers-GC, LLC                                            Delaware
BLC Foxwood Springs, LLC                                          Delaware
BLC The Gables at Brighton, LLC                                   Delaware

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
BLC Gables at Farmington, LLC                                     Delaware
BLC Gables-Monrovia, Inc.                                         Delaware
BLC Gables-Monrovia, L.P.                                         Delaware
BLC GC Member, LLC                                                Delaware
BLC GC Texas, L.P.                                                Delaware
BLC GFB Member, LLC                                               Delaware
BLC The Hallmark, LLC                                             Delaware
BLC Hawthorne Lakes, LLC                                          Delaware
BLC The Heritage of Des Plaines, LLC                              Delaware
BLC Homes of Cypress, LLC                                         Delaware
BLC Inn at the Park, Inc.                                         Delaware
BLC Inn at the Park, L.P.                                         Delaware
BLC Island Lake, LLC                                              Delaware
BLC Kansas, LLC                                                   Delaware
BLC Kansas City-GC, LLC                                           Delaware
BLC Kenwood of Lake View, LLC                                     Delaware
BLC Las Vegas-GC, LLC                                             Delaware
BLC Lenoir, LLC                                                   Delaware
BLC Lexington, Inc.                                               Delaware
BLC Lexington, L.P.                                               Delaware
BLC Lodge at Paulin, Inc.                                         Delaware
BLC Lodge at Paulin, L.P.                                         Delaware
BLC Lubbock-GC, LLC                                               Delaware
BLC Lubbock-GC, L.P.                                              Delaware
   d/b/a BLC Lubbock Grand Court, L.P.
BLC Management of Texas, LLC                                      Delaware
BLC Mirage Inn, Inc.                                              Delaware
BLC Mirage Inn, L.P.                                              Delaware
BLC-Montrose, LLC                                                 Delaware
BLC Management-3, LLC                                             Delaware
BLC New York Holdings, Inc.                                       Delaware
BLC Nohl Ranch, Inc.                                              Delaware
BLC Nohl Ranch, L.P.                                              Delaware
BLC Oak Tree Villa, Inc.                                          Delaware
BLC Oak Tree Villa, L.P.                                          Delaware
BLC Ocean House, Inc.                                             Delaware
BLC Ocean House, L.P.                                             Delaware
BLC Oklahoma, LLC                                                 Delaware
BLC Overland Park-GC, LLC                                         Delaware
BLC Pacific Inn, Inc.                                             Delaware
BLC Pacific Inn, L.P.                                             Delaware
BLC Park Place, LLC                                               Delaware
BLC Patriot Heights, LLC                                          Delaware
BLC Patriot Heights, L.P.                                         Delaware
   d/b/a Patriot Heights Health Care Center
BLC Pinecastle, LLC                                               Delaware
BLC Ponce de Leon, LLC                                            Delaware
BLC Properties I, LLC                                             Delaware
BLC Ramsey, LLC                                                   Delaware
BLC River Bay Club, LLC                                           Delaware
BLC Robin Run, LLC                                                Delaware


                                        2

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
BLC Robin Run, L.P.                                               Delaware
BLC Roswell, LLC                                                  Delaware
BLC Springfield-GC, LLC                                           Delaware
BLC Springs at East Mesa, LLC                                     Delaware
BLC Tavares-GC, LLC                                               Delaware
BLC of Texas-II, L.P.                                             Delaware
BLC Village at Skyline, LLC                                       Delaware
BLC Williamsburg, LLC                                             Delaware
BLC The Willows, LLC                                              Delaware
BLC Woodside Terrace, LLC                                         Delaware
BLC Woodside Terrace, L.P.                                        Delaware
Brookdale Class B, LLC                                            Delaware
Brookdale Corporate, LLC                                          Delaware
Brookdale Cypress Management, LLC                                 Delaware
Brookdale Cypress Management-Texas, L.P.                          Delaware
Brookdale Development, LLC                                        Delaware
Brookdale F&B, LLC                                                Delaware
Brookdale Living Communities-GC, LLC                              Delaware
Brookdale Living Communities-GC Texas, Inc.                       Delaware
Brookdale Living Communities of Florida, Inc.                     Delaware
Brookdale Living Communities of Florida-PB, LLC                   Delaware
Brookdale Living Communities of Illinois-DNC, LLC                 Delaware
Brookdale Living Communities of Illinois-GE, Inc.                 Delaware
Brookdale Living Communities of Illinois-GV, LLC                  Delaware
Brookdale Living Communities of Illinois-Huntley, LLC             Delaware
Brookdale Living Communities of Michigan, Inc.                    Delaware
Brookdale Living Communities of Missouri-CC, LLC                  Delaware
Brookdale Living Communities of New York-BPC, Inc.                Delaware
Brookdale Living Communities of North Carolina, Inc.              Delaware
Brookdale Living Communities of Ohio-SP, LLC                      Delaware
Brookdale Living Communities of Pennsylvania-ML, Inc.             Delaware
Brookdale Living Communities of Texas, Inc.                       Delaware
Brookdale Living Communities of Texas-II, Inc.                    Delaware
Brookdale Living Communities of Texas-Club Hill, LLC              Delaware
Brookdale Management-II, LLC                                      Delaware
Brookdale Management-Akron, LLC                                   Delaware
Brookdale Management of California, LLC                           Delaware
Brookdale Management-DP, LLC                                      Delaware
Brookdale Management Holding, LLC                                 Delaware
Brookdale Management of Illinois-GV, LLC                          Delaware
Brookdale Management of Maine-HC, LLC                             Delaware
Brookdale Management of New Jersey-CC, LLC                        Delaware
Brookdale Management Services, LLC                                Delaware
Brookdale Management of Texas, L.P.                               Delaware
Brookdale Operations, LLC                                         Delaware
Brookdale Provident Management, LLC                               Delaware
Brookdale Provident Properties, LLC                               Delaware
Brookdale Senior Housing, LLC                                     Delaware
Brookdale Services of New Jersey-CC, LLC                          Delaware
GFB-AS Investors, LLC                                             Delaware
KG Missouri-CC Owner, LLC                                         Delaware


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
Bayswater Associates, L.P.                                       Delaware
Belleville Associates                                            Illinois
Brighton Manor Associates, L.P.                                  Delaware
Brookstead Associates                                            Ohio
Cambridge Retirement Village, L.P.                               Texas
Churchill Manor Associates, L.P.                                 Delaware
Cloverleaf Associates, L.P.                                      Delaware
Cloverleaf Associates, L.P. II                                   Delaware
Cloverleaf Associates, L.P. III                                  Delaware
Cloverset Place, L.P.                                            Delaware
Cloverset Valley Associates, L.P.                                Delaware
Concorde Associates, L.P.                                        Delaware
Devon Associates                                                 Michigan
Essex Associates, L.P.                                           Delaware
Flamingo Vista Associates L.P.                                   Nevada
GFB-AS Adrian GP, LLC                                            Delaware
GFB-AS Adrian Loan, L.P.                                         Delaware
GFB-AS Flamingo Loan, L.P.                                       Delaware
GFB-AS Investors, LLC                                            Delaware
GFB-AS LP, LLC                                                   Delaware
GFB-AS Morristown GP, LLC                                        Delaware
GFB-AS Morristown Loan, L.P.                                     Delaware
GFB-AS Paradise Loan, L.P.                                       Delaware
GFB-AS TO LLC                                                    Delaware
GFB-AS Twin Lakes GP, LLC                                        Delaware
GFB-AS Twin Lakes Loan, L.P.                                     Delaware
GFB-AS Westland GP, LLC                                          Delaware
GFB-AS Westland Loan, L.P.                                       Delaware
GFB-AS West Oak GP, LLC                                          Delaware
GFB-AS West Oak Loan, L.P.                                       Delaware
GFB-Belleville/Essex, Inc.                                       Delaware
GFB-Cambridge/Lubbock, Inc.                                      Delaware
GFB-Cloverset/Cloverleaf, Inc.                                   Delaware
GFB-Devon/Windsor, Inc.                                          Delaware
GFB-Flamingo/Sierra Vista, Inc.                                  Delaware
GFB-Paradise, Inc.                                               Delaware
GFB-Springfield/Millbrook, Inc.                                  Delaware
Grand Court Adrian Associates                                    Michigan
Grand Court Albuquerque Associates                               New Mexico
Grand Court Bayshore Associates                                  Florida
Grand Court Bryan Station Associates                             Texas
Grand Court Facilities, Inc., III                                Delaware
Grand Court Facilities, Inc., IV                                 Delaware
Grand Court Facilities, Inc., VI                                 Delaware
Grand Court Facilities, Inc., IX                                 Delaware
Grand Court Facilities, Inc., XV                                 Delaware
Grand Court Facilities, Inc., XVI                                Delaware
Grand Court Facilities, Inc., XVIII                              Delaware
Grand Court Morristown Associates                                Tennessee
Grand Court Overland Park Associates                             Kansas
Grand Court Westland Associates                                  Michigan
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                                       4

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
Henley Associates, L.P.                                          Delaware
Knightsbridge Associates, L.P.                                   Delaware
Leisure Facilities, Inc., III                                    Delaware
Leisure Facilities, Inc., IV                                     Delaware
Leisure Facilities, Inc., V                                      Delaware
Leisure Facilities, Inc., VI                                     Delaware
Leisure Facilities, Inc., IX                                     Delaware
Liberty Place Associates                                         Virginia
Lubbock Village Associates, L.P.                                 Texas
Manchester Manor Associates, L.P.                                Delaware
Millbrook Hills Associates, L.P.                                 Delaware
Paradise Retirement Center, L.P.                                 Arizona
Paradise Valley Associates, L.P.                                 Delaware
Sierra Vista Associates, L.P.                                    Delaware
Sinclair Associates, L.P.                                        Delaware
Springfield/Findlay Associates                                   Ohio
Tavares Center Associates                                        Florida
T Lakes LC                                                       Florida
Twin Lakes L.P.                                                  Oklahoma
Victoria Manor Associates, L.P.                                  Delaware
Warwick Associates, L.P.                                         Delaware
Waterford Shores Associates L.P.                                 Delaware
Waterford Shores Associates L.P. II                              Delaware
West Oak Associates, Assumed Name: The Grand Court Novi          Michigan
Western Oak Associates, L.P.                                     Delaware
Windsor Associates, L.P.                                         Delaware
Alterra Healthcare Corporation                                   Delaware
AHC Properties, Inc.                                             Delaware
AHC Purchaser Holding II, Inc.                                   Delaware
AHC Purchaser Holding, Inc.                                      Delaware
AHC Purchaser, Inc.                                              Delaware
Alternative Living Services Home Care, Inc.                      New York
Alternative Living Services-Midwest, Inc.                        Michigan
Alternative Living Services-New York, Inc.                       Delaware
ALS-Clare Bridge, Inc.                                           Delaware
ALS Kenosha, Inc.                                                Delaware
ALS Leasing, Inc.                                                Delaware
Assisted Living Properties, Inc.                                 Kansas
Crossings International Corporation                              Washington
AHC Exchange Corporation                                         Delaware
2010 Union L.P.                                                  Washington
AHC Trailside, Inc.                                              Delaware
Pomacy Corporation                                               Delaware
ALS Properties Holding Company, LLC                              Delaware
ALS Properties Tenant I, LLC                                     Delaware
ALS Properties Tenant II, LLC                                    Delaware
Rockland Veterans Memorial Drive, LLC                            New York
Niagara Land Holding Company, LLC                                New York
FIT REN LLC                                                      Delaware
FIT REN Holdings GP, Inc.                                        Delaware
FIT REN Park L.P.                                                Delaware


                                       5

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
FIT REN Nohl Ranch L.P.                                          Delaware
FIT REN Mirage Inn L.P.                                          Delaware
FIT REN Pacific Inn L.P.                                         Delaware
FIT REN Ocean House L.P.                                         Delaware
FIT REN The Gables L.P.                                          Delaware
FIT REN The Lexington L.P.                                       Delaware
FIT REN Oak Tree L.P.                                            Delaware
FIT REN Paulin Creek                                             Delaware
Fortress CCRC Acquisition LLC                                    Delaware
FIT Foxwood Springs Homes, LLC                                   Delaware
FIT Foxwood Springs, LLC                                         Delaware
FIT Skyline, LLC                                                 Delaware
FIT Ramsey, LLC                                                  Delaware
FIT Cypress Homes, LLC                                           Delaware
FIT Cypress Village, LLC                                         Delaware
FIT Oklahoma Christian                                           Delaware
FIT Patriot Heights GP, Inc.                                     Delaware
FIT Patriot Heights, L.P.                                        Delaware
FIT Robin Run GP, Inc.                                           Delaware
FIT Robin Run, L.P.                                              Delaware


                                        6